EXHIBIT 10.18.2

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                           Barclays Bank PLC, as Buyer

                                       and

               American Home Mortgage Acceptance, Inc., as Seller

                                       and

               Deutsche Bank National Trust Company, as Custodian

                            -------------------------

                               CUSTODIAL AGREEMENT

                              As of March 10, 2006














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                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
Section 1.   Definitions.....................................................................1
Section 2.   Deposit of Mortgage Loans; Effecting a Transaction; Funding Account.............6
Section 3.   Repurchase Date.................................................................7
Section 4.   Trust Receipt...................................................................8
Section 5.   Reserved........................................................................9
Section 6.   Reserved........................................................................9
Section 7.   Obligations of the Custodian; Certain Representations and Warranties............9
Section 8.   Substitution...................................................................10
Section 9.   Additional Mortgage Loans......................................................10
Section 10.  Future Defects. ...............................................................11
Section 11.  Release for Servicing..........................................................11
Section 12.  Limitation on Release.  .......................................................12
Section 13.  Release for Payment. ..........................................................12
Section 14.  Fees of Custodian.  ...........................................................12
Section 15.  Removal or Resignation of Custodian With Respect to Some or All of the
             Mortgage Loans.................................................................13
Section 16.  Examination and Copies of Mortgage Loan Files..................................14
Section 17.  Insurance of Custodian. .......................................................14
Section 18.  Covenants of Seller.  .........................................................14
Section 19.  Periodic Statements.  .........................................................15
Section 20.  Governing Law; Counterparts. ..................................................15
Section 21.  No Adverse Interest of Custodian.  ............................................15
Section 22.  Custodian Representations......................................................15
Section 23.  Cumulative Rights..............................................................16
Section 24.  Notices.  .....................................................................16
Section 25.  Successors and Assigns; Benefits of Custodial Agreement.  .....................18
Section 26.  Reliance of Custodian..........................................................18
Section 27.  Indemnification................................................................18
Section 28.  Obligations of the Custodian With Respect to the Trust Receipts................19
Section 29.  Authorized Representatives. ...................................................20
Section 30.  Reproduction of Documents.  ...................................................21
Section 31.  Amendment; Waiver; Entire Agreement; Severability.  ...........................21
Section 32.  Consent to Jurisdiction.  .....................................................21
Section 33.  Confidentiality.  .............................................................22
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                                   APPENDIXES

APPENDIX A        ADDITIONAL DEFINITIONS

                                    EXHIBITS

EXHIBIT 1   FORM OF TRUST RECEIPT

EXHIBIT 2   FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPTS

EXHIBIT 3   AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

EXHIBIT 4   AUTHORIZED REPRESENTATIVES OF SELLER

EXHIBIT 5   AUTHORIZED REPRESENTATIVES OF SELLER'S DESIGNEE

EXHIBIT 6   AUTHORIZED REPRESENTATIVES OF THE BUYER

EXHIBIT 7   FORM OF LOAN SCHEDULE

EXHIBIT 8   FORM OF CUSTODIAL DELIVERY

EXHIBIT 9   FORM OF NOTICE TO CUSTODIAN

EXHIBIT 10  FORM OF REPURCHASE RELEASE

EXHIBIT 11  FORM OF LOST NOTE AFFIDAVIT

EXHIBIT 12  RESERVED

EXHIBIT 13  FORM OF TRANSMITTAL LETTER

EXHIBIT 14  RESERVED

EXHIBIT 15  FORM OF TRANSACTION NOTICE

EXHIBIT 16  RESERVED

EXHIBIT 17  FORM OF ELECTRONIC TRACKING AGREEMENT


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            THIS CUSTODIAL AGREEMENT, dated as of March 10, 2006, is made by and among Barclays Bank PLC, a public limited company organized under the laws of
England and Wales, as buyer ("Buyer"), American Home Mortgage Acceptance, Inc., a corporation organized under the laws of Delaware, as seller ("Seller") and
Deutsche Bank National Trust Company, a national banking association ("DBNTC"), as custodian (in such capacity, together with each successor custodian, the
"Custodian").

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, Buyer and Seller may, from time to time, enter into transactions (each, a "Transaction") in which Seller sells to Buyer certain
Mortgage Loans against payment by such Buyer of a purchase price therefor, with a simultaneous agreement by Seller to repurchase from such Buyer that same
Mortgage Loan and to pay to such Buyer a repurchase price, all as provided in that certain Master Repurchase Agreement, dated as of March 10, 2006, between Seller and Buyer as supplemented by that certain Letter Agreement, dated as of March 10, 2006 (each as further amended, supplemented or otherwise modified from time to time, the "Master Repurchase Agreement"). Seller shall deliver to the Custodian, upon execution of this Agreement, a true and correct copy of the Master Repurchase Agreement.

            WHEREAS, the Buyer has requested DBNTC to act as Custodian on behalf of the Registered Holder(s) for purposes of holding the Mortgage Loans purchased by Buyer pursuant to the Repurchase Agreement;

            WHEREAS, DBNTC is a national banking association, and a bank (as defined in Section 9-102(a) of the Uniform Commercial Code), is otherwise authorized to act as Custodian pursuant to this Agreement, and has agreed to act as Custodian/bailee for hire for the Registered Holder(s), all as more particularly set forth herein; and

            WHEREAS, Seller shall from time to time deliver to the Custodian
Mortgage Loans that are subject to each Transaction and has agreed to deliver or cause to be delivered to the Custodian certain documents with respect to such Mortgage Loans in accordance with the terms and conditions hereof;

            NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

            Section 1. Definitions. Capitalized terms (including those contained in the preamble hereof) used but not defined herein shall have the meanings assigned to them in the Master Repurchase Agreement. All references to times in this Agreement shall be references to New York City time unless otherwise stated herein.

            In addition, the following terms shall have the respective meanings set forth below:

            "Additional Mortgage Loans": has the meaning set forth in Section 9 hereof.

            "Affiliate": has the meaning set forth in the Master Repurchase
Agreement.

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            "Agreement" (or "this Agreement"): means this Custodial Agreement and all exhibits, attachments and supplements hereto, as amended from time to time.

            "Appraised Value": means the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

            "Assignment of Mortgage": means an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (excluding only the name of the assignee, if delivered in blank), sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

            "Authorized Representative": has the meaning set forth in Section 29 hereof.

            "Business Day": means any day other than (i) a Saturday or Sunday or
(ii) a day upon which the New York Stock Exchange, the Federal Reserve Bank of
New York or the Custodian is authorized or obligated by law or executive order to be closed.

            "Buyer": has the meaning set forth in the preamble hereof.

            "Collateral": has the meaning set forth in Section 7 of the Master
Repurchase Agreement.

            "Computer Medium": means a computer tape or other electronic medium generated by or on behalf of Seller and delivered or transmitted to Buyer and Custodian which provides information relating to the Mortgage Loans, including the identity of the related servicer with respect to each Mortgage Loan and the information set forth in the Mortgage Loan Schedule, in a format reasonably acceptable to Buyer and the Custodian.

            "Confidential Information": has the meaning set forth in Section 33 hereof.

            "Confirmation": has the meaning set forth in the Master Repurchase
Agreement.

            "Custodial Delivery": means the letter executed by Seller in order to deliver the Mortgage Loan Files to the Custodian pursuant to this Agreement on the related Purchase Date, a form of which is attached as Exhibit 8 hereto.

            "Custodial Delivery Failure": has the meaning set forth in Section
27(b) hereof.

            "Custodian": has the meaning set forth in the preamble hereof.

            "Electronic Agent": shall mean MERSCORP, INC, and its successors in interest or assigns.

            "Electronic Tracking Agreement": has the meaning set forth in the Master Repurchase Agreement.

            "Event of Default": has the meaning set forth in the Master
Repurchase Agreement.


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            "Exception Report": means the exception report prepared by the
Custodian pursuant to this Agreement, which report shall contain a loan schedule identifying each Mortgage Loan delivered pursuant hereto, and any items of noncompliance with the review criteria set forth in Section 4(a) hereof.

            "Fannie Mae": means Fannie Mae, the government sponsored enterprise formerly known as the Federal National Mortgage Association.

            "Freddie Mac": means Freddie Mac, the government sponsored enterprise formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

            "Guarantor": means American Home Mortgage Investment Corp., or any successors in interest or assigns.

            "Income": has the meaning set forth in the Master Repurchase
Agreement.

            "Interim Funder": means with respect to each MERS Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS
Procedures Manual.

            "Margin Call": has the meaning set forth in the Master Repurchase
Agreement to satisfy a Margin Deficit.

            "Master Repurchase Agreement": has the meaning set forth in the preamble hereof.

            "MERS": means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware or any successor thereto.

            "MERS Designated Mortgage Loan": has the meaning assigned to such term in Section 3 of the Electronic Tracking Agreement.

            "MERS Identification Number": means the eighteen digit number permanently assigned to each MERS Mortgage Loan.

            "MERS Procedures Manual": means the MERS Procedures Manual attached as Exhibit B to the Electronic Tracking Agreement, as it may be amended, supplemented or modified from time to time.

            "MERS Report": means the schedule listing MERS Designated Mortgage
Loans and other information prepared by an electronic agent pursuant to the Electronic Tracking Agreement.

            "MERS(R) System": means an Electronic Agent's mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

            "Mortgage": means the mortgage, deed of trust, or other instrument that creates a Lien on the related Mortgaged Property and secures a Note.


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            "Mortgage Interest Rate": means the annual rate of interest borne on a Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

            "Mortgage Loan": has the meaning set forth in the Master Repurchase
Agreement.

            "Mortgage Loan File": has the meaning set forth in Appendix A attached hereto.

            "Mortgage Note": means, with respect to a Mortgage Loan, the related promissory note together with all riders thereto and amendments thereof or other evidence of the indebtedness of the related Mortgagor.

            "Mortgage Loan Schedule": means the list of Mortgage Loans delivered by Seller to the Buyer and the Custodian together with each Transaction Notice, in the form set forth in Exhibit 7 hereto. Each Mortgage Loan Schedule shall set forth, as to each Mortgage Loan, the related Mortgagor's name, the address of the related Mortgaged Property and the outstanding principal balance of the Mortgage Loan as of the initial Purchase Date, together with any other information specified by the Buyer from time to time in good faith.

            "Mortgaged Property": has the meaning set forth in the Master
Repurchase Agreement.

            "Mortgagor": shall mean the obligor or obligors on a Mortgage Note, including any Person who has assumed or guaranteed the obligations of the obligor thereunder.

            "Notice to the Custodian": has the meaning set forth in Section
28(b) hereof.

            "Person": means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, other legal entity, government or any agency or political subdivision thereof.

            "Price Differential": has the meaning set forth in the Master
Repurchase Agreement.

            "Program Documents": has the meaning set forth in the Master
Repurchase Agreement.

            "Property": means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

            "Purchase Date": means, with respect to each Mortgage Loan, the date on which such Mortgage Loan is to be transferred by Seller to Buyer in a Transaction pursuant to the Repurchase Agreement. The Purchase Date shall be specified in the Confirmation.

            "Purchase Price": has the meaning set forth in the Master Repurchase
Agreement.


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            "Registered Holder": has the meaning set forth in Section 28(a)
hereof.

            "Repurchase Agreement": has the meaning set forth in the preamble hereof.

            "Repurchase Date": has the meaning set forth in the Master
Repurchase Agreement.

            "Repurchase Price": has the meaning set forth in the Master
Repurchase Agreement.

            "Request for Release": has the meaning set forth in Section 11 hereof.

            "Responsible Officer": means, when used with respect to the Custodian, any officer assigned to the corporate trust office located at 1761
East St. Andrew Place, Santa Ana, California 92704, Attention: Mortgage Custody
AH062C (or any successor thereto), including any Vice President, Assistant Vice
President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement and designated on
Exhibit 3 attached hereto (which will be updated from time to time by the Custodian and provided to the Buyer and Seller); when used with respect to Seller, Guarantor or a Buyer, its Chief Executive Officer, President, Chief
Financial Officer, any Vice President or Treasurer; and, when used with respect to any Person (including the foregoing), any other officer authorized by such Person.

            "Seller": has the meaning set forth in the preamble hereto.

            "Seller's Authorized Representatives": means each Authorized
Representative of each Seller set forth on Exhibit 4 hereto (as the same may modified from time to time) and each Authorized Representative of each Seller's
Designee set forth on Exhibit 5 hereto (as the same may modified from time to time) as described in Section 29.

            "Seller's Designee": has the meaning set forth in Section 29 hereof.

            "Servicer": means any Person approved by Buyer in its sole discretion exercised in good faith.

            "Substitute Assets": has the meaning set forth in the Master
Repurchase Agreement.

            "Transaction": has the meaning set forth in the preamble hereof.

            "Transaction Notice": means a written request of Seller to enter into a Transaction, which is delivered to the Buyer and the Custodian, in the form attached as Exhibit 15 hereto.

            "Transferee": has the meaning set forth in Section 28(b) hereof.


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            "Trust Receipt": means a trust receipt issued by the Custodian evidencing the Mortgage Loans it holds, in the form attached hereto as Exhibit
1, and delivered to the Buyer by the Custodian in accordance with Section 4 hereof.

            "Uniform Commercial Code": has the meaning set forth in the Master
Repurchase Agreement.

            "Written Instructions": means written communications received by a Responsible Officer of the Custodian from an Authorized Representative of the Buyer or the related Seller, including communications received by any means permitted by Section 24 hereof.

            Section 2. Deposit of Mortgage Loans; Effecting a Transaction;
Funding Account.

            (a) With respect to any Mortgage Loan that Seller desires to sell to Buyer on the Purchase Date, Seller, Buyer and the Custodian agree to follow the process set forth below:

            o Seller will deliver to the Custodian and the Buyer the related
      Transaction Notice, the Custodial Delivery, the Mortgage Loan File and the related Mortgage Loan Schedule on a Computer Medium via electronic transmission no later than 4:00 p.m. (New York City time) on the Business
      Day immediately preceding the proposed Purchase Date;

            o The Buyer will notify the Custodian and the Seller, no later than 11:00 a.m. (New York City time) on the Purchase Date, of any Mortgage Loan not accepted by the Buyer, and thereupon the Custodian shall remove such Mortgage Loan from the related Mortgage Loan Schedule;

            o Together with such notification, the Buyer will also deliver to Seller such additional information in respect of the accepted Mortgage
      Loans as required under the Master Repurchase Agreement;

            o The Custodian shall deliver to the Buyer a copy of the Exception
      Report for the new Mortgage Loans being purchased by Buyer, along with a cumulative Exception Report for all Mortgage Loans sold to Buyer by Seller, and a Trust Receipt relating cumulatively to all Mortgage Loans sold to Buyer by Seller. Such schedules and reports shall be provided on a Computer Medium via electronic transmission no later than 2:00 p.m., (New
      York City time) on the proposed Purchase Date;

            o The Custodian shall deliver to the Buyer a copy of the Exception
      Report for the new Mortgage Loans purchased by Buyer on such Purchase Date along with a cumulative Exception Report for all Mortgage Loans purchased by Buyer and a cumulative Trust Receipt (together with the cumulative
      Exception Report) relating to all Mortgage Loans purchased by Buyer, in each case, on a Computer Medium via electronic transmission no later than 2:00 p.m. (New York City time) on the Purchase Date;

            o The Custodian shall deliver to the Buyer a copy of the Exception
      Report for the new Mortgage Loans purchased by Buyer on such Purchase Date along with a


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      cumulative Exception Report for all Mortgage Loans purchased by Buyer and a cumulative Trust Receipt (together with the cumulative Exception Report)
      relating to all Mortgage Loans purchased by Buyer, in each case, via overnight courier for delivery on the Business Day immediately following the related Purchase Date; and

            o By 5:00 p.m. (New York City time) of each Business Day other than a Purchase Date, the Custodian shall deliver to the Buyer a cumulative
      Exception Report on a Computer Medium via electronic transmission.

            (b) Upon the issuance of any new cumulative Exception Report, the prior Exception Reports attached to the Trust Receipts for such Mortgage Loans shall be deemed amended and restated in their entirety by such new cumulative
Exception Report. It is understood and agreed that the Custodian shall not be required to review more than 500 Mortgage Loan Files subject to this Agreement on any one Business Day.

            (c) The Custodian shall hold the Mortgage Loan Files as Custodian and bailee for hire for the exclusive benefit of the Registered Holder and shall not act upon written instructions of the Buyer or Seller to deliver the Mortgage
Loans other than as expressly provided in this Agreement.

            Section 3. Repurchase Date.

            Seller shall notify the Buyer and the Custodian of the Mortgage Loan
Files relating to the Mortgage Loans that are to be repurchased by Seller, by 3:00 p.m. (New York City time) one (1) Business Day prior to the related
Repurchase Date for any Transaction. The Seller shall pay to the Buyer, by no later than 4:00 p.m. (New York City time) on such Repurchase Date, in immediately available funds, the Repurchase Price for such Mortgage Loan, including the unpaid Price Differential related thereto and together with all other payments due and payable by Seller to Buyer under the Program Documents in relation to such Mortgage Loan. For the avoidance of doubt (but without duplication), Seller shall remit, one (1) Business Day prior to such Repurchase
Date, for the Mortgage Loans to be repurchased by to Seller, an aggregate amount equal to the Repurchase Price for such Mortgage Loans, determined in accordance with the terms of such Transaction. Upon receipt by the Custodian of written notice from the Registered Holder in the form of Exhibit 10 hereto (or via facsimile or e-mail confirmation from an Authorized Representative of the Buyer) stating that the Registered Holder has received the Repurchase Price for the Mortgage Loans subject to, and in accordance with the terms of, such Transactions, the Custodian shall release to Seller or its designee the Mortgage
Loan Files with respect to such repurchased Mortgage Loans and shall deliver to the related Registered Holder an amended Trust Receipt with an Exception Report attached thereto, listing all of the Mortgage Loans still subject to one or more
Transactions. So long as the notice to the Custodian from the Registered Holder or Authorized Representative of the Buyer is received by 5:00 p.m. (New York
City time), the release of the related Mortgage Loan Files at the direction of Seller shall occur as soon as reasonably possible, but no later than five
Business Days following receipt of such direction from Seller.


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            Section 4. Trust Receipt.

            (a) No later than the time set forth in Section 2 and provided that the Custodian has timely received the items required pursuant to Section 2 herein for up to 500 Mortgage Loan Files subject to this Agreement (with one additional Business Day to review up to an additional 500 Mortgage Loan Files subject to this Agreement in excess of such limit), the Custodian shall issue and deliver to the Buyer an original Trust Receipt relating to the Mortgage
Loans (with an Exception Report attached thereto) delivered hereunder and shall deliver to the related Seller an original of such Trust Receipt via overnight courier, to evidence its possession of the Mortgage Loans and the Mortgage Loan
Files and its certification that each such document in the Mortgage Loan Files is complete and appears regular on its face and each such document in the Mortgage Loans Files purporting to be an original appears on its face to be so.

            (b) The Exception Report attached to any Trust Receipt shall be amended on each Business Day via electronic transmission to the Buyer and each subsequently transmitted Exception Report shall automatically supersede each prior Exception Report with respect to such Trust Receipt, and shall render all previously transmitted Exception Reports relating to such Trust Receipt null and void. Each Registered Holder may request the Custodian to provide such Registered Holder with a paper copy of the most recent Exception Report transmitted by the Custodian via electronic transmission with respect to a related Trust Receipt. The Custodian shall be under no duty to review, inspect or examine such documents to determine that any of them are enforceable or appropriate for their prescribed purpose, conform to their stated definitions or that they are other than what they purport to be on their face; provided, however, that nothing in this sentence shall limit the obligations of the Custodian set forth in clause (a) above. The Custodian shall not be required to determine whether any Mortgage Loan File is required to include documents or instruments identified in paragraphs (b), (d), and (h) of the definition of Mortgage Loan File and delivery of any Trust Receipt shall be deemed to acknowledge receipt of such documents or instruments only to the extent of Custodian's actual possession of such items, if any. It is specifically agreed that the Custodian shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form or whether any document has been recorded in accordance with the requirements of any applicable jurisdiction.

            (c) The Seller shall be solely responsible for providing each and every document required for each Mortgage Loan File to the Custodian in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing Seller or any other Person to do so or notifying any Person
(other than the Buyer to the extent specifically required in this Agreement) that any such action has or has not been taken. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability, or genuineness of any document in any Mortgage Loan File or any of the Mortgage
Loans identified on the Mortgage Loan Schedule or the Exception Report or (ii) the collectability, insurability, effectiveness, perfection, priority or suitability of any such Mortgage Loan. Except as expressly set forth herein, the Custodian shall not be required to review the content (except as necessary to certify its review in accordance with Section 4(a)) of any document described in this Section 4 in order to deliver the Trust Receipt.


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            Section 5. Reserved.

            Section 6. Reserved.

            Section 7. Obligations of the Custodian; Certain Representations and
Warranties.

            (a) Without prejudice to DBNTC's or the Custodian's functions and obligations under Section 2 hereof, with respect to the Mortgage Loan Files delivered to the Custodian or which come into the possession of the Custodian, the Custodian is, following the related transfer pursuant to Section 2 above, the custodian, bailee, and agent for the Buyer, and if different from the Buyer, the Registered Holder, as well. The Custodian shall, following the related transfer pursuant to Section 2 above, hold all documents received by it for the exclusive use and benefit of the Buyer, and, if different from the Buyer, the Registered Holder, as well, and shall make disposition thereof only in accordance with this Agreement and written instructions furnished by such Registered Holder. The Custodian shall segregate and maintain continuous custody of the Mortgage Loan Files in secure and fire-resistant facilities in accordance with customary standards for such custody.

            (b) The Custodian shall promptly notify the Buyer (and, if different, the Registered Holder) if (i) Seller fails to pay any amount due to the Custodian under this Agreement or any separate fee agreement related hereto;
(ii) a Responsible Officer of the Custodian has written notice that any mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on the Mortgage Loan Files other than in the ordinary course of business; or (iii) any representation, warranty and covenant contained in
Section 22 were to become untrue or incorrect at any time during the term of this Agreement.

            (c) No provision of this Agreement shall require Custodian to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the express terms of Section 15 (c) and Section 17 of this Agreement) in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it is not reasonably assured to it.

            (d) Other than as provided herein, the Custodian shall not be liable for any action or omission to act hereunder except for its own negligence or lack of good faith or willful misconduct and for the actions or omissions of its officers, directors and employees in connection with this Agreement. In no event shall Custodian have any responsibility to ascertain or take action except as expressly provided herein. None of the Custodian's officers, directors or employees shall have any personal or individual liability hereunder.

            (e) Custodian shall have no duties or responsibilities except those that are specifically set forth in this Agreement. Custodian shall have no responsibility for duty with respect to any Mortgage Loan File while not in its possession. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder other than those specifically set forth in this Agreement.


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            (f) The Custodian, the Buyer and Seller each hereby represents and warrants to each other party that this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid, and binding obligation of such party enforceable in accordance with its terms.

            (g) In the event that (i) the Buyer, Seller, or the Custodian shall be served by a third party with any type of levy, attachment, writ, or court order with respect to any Mortgage Loan File or any document included within a Mortgage Loan File or (ii) a third party shall institute any court proceeding by which any Mortgage Loan File or a document included within a Mortgage Loan File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law or court order continue to hold and maintain all the Mortgage Loan Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Mortgage Loan
File or any document included within such Mortgage Loan File as directed by the Buyer which shall give a direction consistent with such determination. Expenses of the Custodian (including reasonable attorneys' fees and related expenses) incurred as a result of such proceedings shall be borne by Seller.

            Section 8. Substitution.

            (a) On the Business Day of Custodian's receipt of a Request for Release executed by a Seller and Registered Holder, as applicable, in the form of Exhibit 2 attached hereto (with box 4 checked), and provided that the Custodian has delivered to the Buyer a Trust Receipt with respect to the Substitute Assets, the Custodian will transfer, or cause to be transferred, the Mortgage Loan Files or portions thereof then held by Custodian related to the Mortgage Loans specified in such Request to Seller or its designee in exchange for the simultaneous transfer by Seller to the Custodian of Mortgage Loans.
Seller must deliver or cause to be delivered to Custodian, the Mortgage Loan
Files for the Substitute Assets together with a Custodial Delivery and Mortgage
Loan Schedule in accordance with the provisions of Section 2 hereof. It is expressly understood and agreed that the Custodian shall have no duty to perform any valuation of collateral and shall have no responsibility to ascertain the adequacy of any Substitute Assets or their conformity to the definition of "Substitute Assets".

            (b) The Custodian shall deliver to the related Registered Holder and the Buyer, if the Buyer is not the Registered Holder, and amended Exception
Report and cumulative Trust Receipt that reflects the release of the applicable
Mortgage Loans and the delivery of the Substitute Assets in accordance with the provisions of Section 2 hereof and Section 4 hereof.

            Section 9. Additional Mortgage Loans.

            (a) In satisfaction of its obligations with respect to a Margin Call pursuant to Section 4(a) of the Master Repurchase Agreement, Seller, with the prior written consent of the Buyer, may, from time to time, deliver to the Custodian, additional Mortgage Loanss (the "Additional Mortgage Loans") as an addition to the Mortgage Loans already held by the


                                      -10-

Custodian in accordance with the provisions of this Custodial Agreement. In such event, Seller shall deliver to the Custodian the Mortgage Loan Files for the Additional Mortgage Loans together with a Custodial Delivery, with a copy to the Registered Holder(s) and, if the Buyer is not the applicable Registered Holder at such time, the Buyer, stating that the Additional Mortgage Loans are being delivered with respect to an identified Transaction, in accordance with the provisions of Section 2 hereof, except that such delivery to the Custodian shall occur no later than noon (New York City time) on the proposed day of substitution. The Custodian shall in turn deliver by electronic transmission to the Buyer the related Exception Report on a Computer Medium no later than 9:00 p.m. (New York City time) on the proposed day of substitution and the Buyer shall notify the Custodian no later than 4:30 p.m. (New York City time) on the proposed day of substitution of any Mortgage Loans not accepted by Buyer as Additional Mortgage Loans.

            (b) The Custodian shall deliver to the related Registered Holder and the Buyer, if the Buyer is not the Registered Holder, a cumulative Trust Receipt and amended Exception Report that reflects the delivery of the Additional Mortgage Loans in accordance with the provisions of Section 2 hereof, Section 4 hereof and this Section 9.

            Section 10. Future Defects. During the term of this Agreement, if the Custodian discovers any defect with respect to any Mortgage Loan File, the Custodian shall give written specification via the Exception Report of such defect to the related Seller, the Registered Holder(s) and, if the Buyer is not a Registered Holder, the Buyer. For purposes of this Section, "defect" means a failure of a document to conform to the review requirements set forth in Section 4(a). Seller shall be solely responsible for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking or failing to take any such action, causing Seller or any other person or entity to do so or notifying any Person that any such action has or has not been taken.

            Section 11. Release for Servicing.

            (a) From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans or in connection with a sale of a group of Mortgage Loans by Seller to a third party investor, the Custodian is hereby authorized, upon receipt in written form of a Request for Release from Seller in the form of Exhibit 2 attached hereto ("Request for Release"), with respect to releases of more than files relating to fifteen (15) or more Mortgage Loans on any one date, with the written acknowledgement of the applicable Registered Holder and, if the Buyer is not the applicable Registered Holder at such time, the Buyer, release or cause to be released to Seller or Seller's Authorized Representative the related Mortgage Loan File or the documents of the related Mortgage Loan File set forth in such Request for Release; provided, that if the Mortgage Loan File is released to Seller or its designee for any purpose other than one of the reasons set forth for boxes 1-5 of Exhibit 2 attached hereto, Seller shall ensure that any document released to Seller or Seller's Authorized Representative pursuant to a Request for Release shall be returned to Custodian no later than ten (10) days from the date of such Request for Release.

            (b) All Mortgage Loan Files or documents of Mortgage Loan Files released by the Custodian to Seller or, at Seller's written direction, Seller's Authorized Representative pursuant to this Section 11 shall be held by Seller or Seller's Authorized Representative, as applicable, in trust for the benefit of the related Registered Holder unless and until the related Mortgage Loan is liquidated and all related proceeds have been deposited into the Collection Account or the "Payoff Amount" is paid to the Registered Holder. Seller or Seller's Authorized Representative or the Servicer, as applicable, shall return to the Custodian, the Mortgage Loan File or other such documents of Mortgage Loan Files when the need therefor in connection with such foreclosure or servicing no longer exists (but in any event no later than ten (10) days from the date of such Request for Release), unless the Mortgage Loan shall be liquidated or sold as provided above. If the Custodian has previously released a Mortgage Loan File as documents for servicing under Section 11(a), and such Mortgage Loan is liquidated or required to be sold, transferred or repurchased, Seller or, if the Mortgage Loan File or documents were released to Seller's Authorized Representative, Seller's Authorized Representative shall deliver to Custodian an additional Request for Release that has been acknowledged and agreed by the Buyer, with a copy to the Registered Holder, certifying such liquidation, sale or transfer.

            (c) The Custodian shall keep a record of the release and return, if any, of any Mortgage Loan Files. Upon confirmation of the liquidation, sale or transfer of any Mortgage Loan, the Custodian shall amend the related mortgage loan schedule included in the Exception Report to remove reference to such Mortgage Loan and deliver promptly such amended Mortgage Loan File to the Registered Holder and, if the Buyer is not the Registered Holder at such time, the Buyer.

            Section 12. Limitation on Release. Upon notice from the Buyer to the Custodian that the Mortgage Loan Files relating to twenty-five (25) Mortgage Loans or more are released at one time (other than in connection with a sale of a group of Mortgage Loans by Seller to a third party investor), the procedure for release of Mortgage Loan Files relating to a total of more than twenty-five
(25) Mortgage Loans at any one time shall be determined by the Registered Holder and, if the Buyer is not the Registered Holder, the Buyer and the Custodian at the time of such request. Any document a part of, or relating to, a Mortgage Loan File requested to be released by Seller or Seller's Authorized Representative may be released only upon the written acknowledgment of the Request for Release by the Registered Holder(s). The limitations of this paragraph shall not apply to the release of Mortgage Loan Files to Seller or, at Seller's written direction, Seller's Authorized Representative under Section 13 below or to the release of Mortgage Loan Files to third party purchasers in connection with sales of Mortgage Loans to third party purchasers in accordance with Section 11.

            Section 13. Release for Payment. Upon the payment in full of any Mortgage Loan, and upon receipt by the Custodian of a Request for Release from Seller (with the written approval of the Buyer) certifying that such payment in full has been received or delivered to the Buyer in immediately available funds (with Seller to provide a copy to the applicable Registered Holder and, if the Buyer is not the applicable Registered Holder at such time, the Buyer), the Custodian shall promptly release the related Mortgage Loan File to Seller or, at Seller's written direction, Seller's Authorized Representative and amend the related mortgage loan schedule included in the Exception Report to remove reference to such Mortgage Loan.

            Section 14. Fees of Custodian. The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and

Seller, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of Seller. In the event of the resignation or termination or discharge of the Custodian from its duties hereunder, all then accrued unpaid fees due the Custodian shall be paid by Seller.

            Section 15. Removal or Resignation of Custodian With Respect to Some or All of the Mortgage Loans.

            (a) The Custodian may at any time resign and terminate its obligations under this Custodial Agreement upon at least 60 days' prior written notice to Seller and the Buyer. Promptly after receipt of notice of the Custodian's resignation, the Buyer shall appoint, in its sole discretion, after notice to Seller, a successor Custodian to act on behalf of the Buyer; provided, however, if no Event of Default has occurred and is continuing, the Buyer's appointment of a successor Custodian shall be subject to written approval by Seller (which consent shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of the Buyer, Seller, the Custodian and the successor custodian. If the successor Custodian shall not have been appointed within 60 days of the Custodian's providing such notice, the Custodian may petition any court of competent jurisdiction to appoint a successor Custodian; provided that the Custodian may not terminate its obligations until a successor custodian is appointed.

            (b) The Buyer may require the Custodian to complete the endorsements on the Mortgage Notes in the name of the applicable Registered Holder at the expense of Seller. The Buyer may remove and discharge, with or without cause, the Custodian from the performance of its duties under this Agreement with respect to some or all of the Mortgage Loans by at least 30 days' written notice from the Buyer to the Custodian, with a copy to each other party to this Agreement. In the event that the Buyer removes the Custodian from the performance of its duties under this Agreement with respect to all of the Mortgage Loans, the Buyer may, in its sole discretion, after notice to Seller, appoint a successor Custodian to act on behalf of the Buyer by written instrument; provided, however, if no Event of Default has occurred and is continuing, the Buyer's appointment of a successor Custodian shall be subject to written approval by Seller (which consent shall not be unreasonably withheld).

            (c) In the event of any such new appointment as contemplated in subsections (a) and (b) above, the Custodian shall promptly, upon the simultaneous surrender of any outstanding Trust Receipts held by the Buyer, transfer to the successor Custodian or the applicable Registered Holder, as directed by the Buyer, the applicable Mortgage Loan Files being held by the Custodian under this Agreement. The cost of the shipment of Mortgage Loan Files arising out of the resignation of Custodian shall be at the expense of Custodian; provided, however, that if a reason for Custodian's resignation is due to the non-payment of fees and expenses due to it hereunder by the Seller, then the shipment cost of such shipment of the Mortgage Loan Files shall be at the expense of Seller. Seller shall be responsible for the cost of shipment in all other circumstances and shall be responsible in all cases for the fees and expenses of the successor custodian and for endorsing the Mortgage Notes and assigning the Mortgages to the successor custodian, if required.

            (d) In the event of termination of this Agreement, the Custodian shall follow the reasonable instructions of the Registered Holder(s) with respect to the disposition of the respective Mortgage Loan Files. Concurrently with the transfer and release of all of the Mortgage Loan Files by the Custodian, the Registered Holder(s) shall submit the related Trust Receipts to the Custodian for cancellation. Notwithstanding the foregoing, in the event that the Buyer terminates this Agreement with respect to some, but not all, of the Mortgage Loans, this Agreement shall remain in full force and effect with respect to any Mortgage Loans for which this Agreement is not terminated. In addition, the Buyer and the Custodian may, at the sole option of the Buyer, enter into a separate Custodial Agreement which shall be mutually acceptable to the parties with respect to any or all of the Mortgage Loans with respect to which this Agreement is terminated.

            Section 16. Examination and Copies of Mortgage Loan Files.

            (a) Upon two Business Days written request to the Custodian by a Registered Holder, Seller or the Buyer, such Registered Holder, Seller or the Buyer, as applicable, and its respective agents, accountants, attorneys, auditors and prospective purchasers will be permitted, during normal business hours to examine the related Mortgage Loan Files and any other documents, records and papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans. The Seller shall be responsible for any reasonable expenses in connection with such examinations.

            (b) Upon the written request of the Buyer or a Registered Holder, the Custodian shall provide the Seller, the Buyer or such Registered Holder, as the case may be, at such requesting party's expense, with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Mortgage Loans.

            Section 17. Insurance of Custodian. At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of document insurance, forgery insurance, and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to standard deductibles, as is customary for insurance typically maintained by institutions which act as custodian of collateral substantially similar to the Mortgage Loans or the Collateral and act in a custodial capacity. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Seller's & Servicer's Guide. A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to the Buyer upon request.

            Section 18. Covenants of Seller. Seller covenants to the Buyer as of the date that any Mortgage Loan File documents are released to Seller or Seller's subservicer pursuant to a Request for Release that:

            (a) if the Request for Release has been submitted for the release of a Mortgage Loan that has been paid in full, all amounts representing principal and interest received in connection with the payment in full of the Mortgage Loan have been paid to the Buyer in immediately available funds as provided in the Repurchase Agreement prior to or simultaneously with the release of such files; provided, however, that if such prepayment in full occurs on any date on which an Event of Default has occurred and is continuing, all amounts received in connection with the payment in full of the Mortgage Loan shall be paid to the Buyer in immediately available funds as provided in the Repurchase Agreement prior to or simultaneously with the release of the related files;

            (b) if item No. 3 has been checked on the Request for Release, the Repurchase Price for the applicable Mortgage Loan has been paid to the Buyer in immediately available funds;

            (c) if item No. 4 has been checked on the Request for Release, a Custodial Delivery has been delivered simultaneously therewith listing the Substitute Assets; and

            (d) if item No. 5 has been checked on the Request for Release, all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to Buyer pursuant to the Repurchase Agreement and this Agreement.

            Section 19. Periodic Statements. Upon the reasonable request of the Buyer, Seller, or a Registered Holder, the Custodian shall provide to the Buyer, Seller or Registered Holder, as the case may be, a list, on a Computer Medium, of all the Mortgage Loans for which the Custodian holds a Mortgage Loan File pursuant to this Agreement.

            Section 20. Governing Law; Counterparts. This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

            Section 21. No Adverse Interest of Custodian. By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loans, and hereby waives and releases any such interest which it may have in any Mortgage Loans as of the date hereof. The Mortgage Loans shall not be subject to any security interest, lien or right of set-off by Custodian, or its Affiliates, or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Mortgage Loans.

            Section 22. Custodian Representations. The Custodian (and any successor custodian as of the appointment of such custodian) hereby represents and warrants as of the date hereof and as of each date it delivers an executed Trust Receipt (and as of the date of appointment with respect to any successor custodian) that:

            (a) it is duly organized, validly existing and in good standing as a national banking association and has all licenses necessary to carry on its business as it is now being conducted;

            (b) it has proper authority to perform its duties hereunder;

            (c) it is not controlled by, under common control with or otherwise affiliated with or related to Seller or Guarantor and covenants and agrees with the Buyer that prior to any such affiliation in the future, it shall obtain the prior written approval of the Buyer;

            Section 23. Cumulative Rights. The rights, powers and remedies of the Buyer under this Agreement shall be in addition to all rights, powers and remedies given to the Buyer by virtue of any statute or rule of law, the Master Repurchase Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the ownership interest and security interest of the Buyer, in the Mortgage Loans and the Collateral.

            Section 24. Notices. All demands, notices and communications hereunder (including, without limitation, Trust Receipts) shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, including electronic mail, facsimile or similar electronic telecommunication device capable of transmitting or creating a written record directly to the office of the recipient, when received by the recipient party at the address shown below, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of electronic mail, facsimile or similar electronic telecommunication, the date noted on the confirmation of such transmission).

                  if to Buyer:

                  Barclays Bank PLC
                  c/o Barclays Capital Services LLC
                  200 Cedar Knolls Road
                  Whippany, NJ 07981
                  Facsimile: (973) 576-3059
                  Attn:  Glenn Pearson
                         Hansel Nieves
                  Email: Glenn.Pearson@barclayscapital.com
                         hansel.nieves@barcap.com
                         asgoperations@barcap.com
                  with a copy to:

                  Barclays Capital Inc.
                  200 Park Avenue
                  New York, NY 10166
                  Facsimile: (212) 412-6846
                  Attn:  Jay Kim
                         David Lister
                         Harry Ahlin
                  Email: jay.kim@barcap.com
                         david.lister@barcap.com
                         harry.ahlin@barcap.com

                  if to Seller:

                  American Home Mortgage Acceptance, Inc.
                  538 Broadhollow Road
                  Melville, New York  11747
                  Attn:  Craig S. Pino
                  Email: cpino@americanhm.com

                  with a copy to:

                  American Home Mortgage Acceptance, Inc.
                  538 Broadhollow Road
                  Melville, New York 11747
                  Attention: Alan B. Horn

                  if to Guarantor:

                  American Home Mortgage Investment Corp.
                  538 Broadhollow Road
                  Melville, New York  11747
                  Attn:  Craig S. Pino
                  Email: cpino@americanhm.com

                  if to Custodian:

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place
                  Santa Ana, CA  92705
                  Attention: Mortgage Custody--AH062C
                  Facsimile:  (714) 247-6035
                  Telephone:  (714) 247-6000

            or as such other address or number may be changed by like notice.

            Section 25. Successors and Assigns; Benefits of Custodial Agreement. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. No other Person, including any Mortgagor shall be entitled to any benefit or equitable right, remedy or claim under this Agreement. Buyer may assign its rights hereunder as provided in the Repurchase Agreement to the extent permitted by, and on the terms and conditions of, Section 15 of the Master Repurchase Agreement (which section is incorporated herein by reference). The Custodian may not assign its rights or obligations hereunder without the prior written consent of the Buyer and Seller; provided that if an Event of Default has occurred and is continuing, the consent of Seller shall not be required. Notwithstanding the foregoing, any Person into which the Custodian may be merged or consolidated, or any national association resulting from any merger, conversion or consolidation to which the Custodian is a party, or any Person succeeding to all or substantially all of the business of the Custodian, shall be the successor to the Custodian hereunder. Seller may not assign its rights or obligations hereunder without the prior written consent of the Buyer.

            Section 26. Reliance of Custodian.

            (a) In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming on its face to the requirements of this Custodial Agreement; but in the case of any request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

            (b) If the Custodian requests instructions from the Buyer with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until Custodian shall have received Written Instructions from the Buyer with respect to a Mortgage Loan File without incurring any liability therefor to the Buyer, Seller or any other Person.

            (c) To help fight the funding of terrorism and money laundering activities, the Custodian will obtain, verify, and record information that identifies individuals or entities that establish a relationship or open an account with the Custodian. The Custodian will ask for the name, address, tax identification number and other information that will allow the Custodian to identify the individual or entity who is establishing the relationship or opening the account. The Custodianmay also ask for formation documents such as articles of incorporation, an offering memorandum, or other identifying documents to be provided.

            Section 27. Indemnification.

            (a) Seller agrees to reimburse, indemnify, defend and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses of any kind or nature whatsoever, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses were imposed on, incurred by or asserted against the Custodian due to the breach, negligence lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Agreement.

            (b) In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within five (5) Business Days after written request therefor by the Buyer or Seller in accordance with the terms and conditions of this Custodial Agreement; and provided that (i) the Custodian previously delivered to the Buyer a Trust Receipt and Custodial Delivery which did not list such document as an exception on the related date of pledge; (ii) such document is not outstanding pursuant to a Request for Release in the form annexed hereto as Exhibit 2; and (iii) such document was held by the Custodian on behalf of the Seller or the Buyer, as applicable (a "Custodial Delivery Failure"), then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Buyer or the Seller upon request, a Lost Note Affidavit in the form of Exhibit 11 hereto and (b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, indemnify Seller and the Buyer in accordance with the succeeding paragraph of this Section 27.

            (c) The Custodian agrees to indemnify and hold the Buyer, Seller, and their respective officers, designees, successors and assigns harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses, including reasonable attorney's fees, that may be imposed on, reasonably incurred by, or asserted against it or them solely and directly relating to or arising out of such Custodial Delivery Failure or the Custodian's negligence, willful misconduct, lack of good faith, or any breach of the conditions, representations or warranties contained herein. The foregoing indemnification shall survive any termination or assignment of this Agreement.

            Section 28. Obligations of the Custodian With Respect to the Trust Receipts.

            (a) The Custodian shall keep a register in which the Custodian shall provide for the registration of transfers of Trust Receipts as provided herein and in which it shall record the name and address of the Person to whom such Trust Receipt is issued (the "Registered Holder"). The Buyer, shall be the initial Registered Holder for all Mortgage Loans. Each Trust Receipt, upon initial issuance or reissuance, shall be dated the date of such issuance or reissuance and shall evidence the receipt and possession by the Custodian on behalf of the Registered Holder of the Trust Receipt of the related Mortgage Loan Files and the Registered Holder's right to possess those Mortgage Loan Files. The Custodian shall treat the person or entity in whose name the Trust Receipt is registered as the person or entity entitled to possession of the Mortgage Loan Files evidenced by such Trust Receipt for all purposes whatsoever, subject to the terms of this Agreement, and the Custodian shall not be affected by notice of any facts to the contrary. No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit 1 to this Agreement and executed by manual signature of an Authorized Representative of the Custodian. Such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement. Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures were affixed, Authorized Representatives of the Custodian shall bind the Custodian, notwithstanding that such individuals have ceased to be so authorized prior to the delivery of those Trust Receipts. Each Trust Receipt shall have attached thereto an Exception Report with respect to the applicable Mortgage Loans and shall otherwise comply with the second paragraph of Section 4 of this Agreement. Any transferee or assignee of the Trust Receipt shall succeed to all the rights of the transferring Registered Holder under this Agreement with respect to such Trust Receipt and the related Mortgage Loans upon notice to the Custodian and delivery to the Custodian of the appropriate evidence of such transfer and assignment.

            (b) The Registered Holder may transfer its interest in the Mortgage Loan Files covered by any Trust Receipt by delivering to the transferee (the "Transferee") such Trust Receipt, together with an appropriate notice to the Custodian in the form of Exhibit 9 hereto (the "Notice to the Custodian"). Within three (3) Business Days of receipt of the Notice to the Custodian and receipt by the Custodian of the Trust Receipt from the Transferee, the Custodian shall deliver, in accordance with the written instructions of the Transferee, a Trust Receipt issued in the name of the Transferee and to the place indicated in any such written direction from the Transferee. Upon receipt of the Notice to the Custodian from the Registered Holder, the Custodian shall change its records to reflect that such Transferee is the Registered Holder of the Mortgage Loan Files.

            (c) In the event that (i) any mutilated Trust Receipt is surrendered to the Custodian, or the Custodian receives evidence to its satisfaction of the destruction, loss or theft of any Trust Receipt and (ii) there is delivered to the Custodian such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Custodian that such Trust Receipt has been acquired by a bona fide purchaser, the Custodian shall execute and deliver a new Trust Receipt to such Registered Holder in exchange for or in lieu of any such mutilated, lost or stolen Trust Receipt.

            (d) Simultaneously with the relinquishment of a Trust Receipt to the Custodian by the Registered Holder thereof and the delivery by the Custodian of the related Mortgage Loan Files to Seller or its designee pursuant to Section 3 above or to such Registered Holder or a designee of the Registered Holder, the Trust Receipt shall be canceled and the related Mortgage Loan Files will no longer be subject to this Agreement.

            Section 29. Authorized Representatives. Each individual designated as an authorized representative of the Custodian, Seller and the Buyer (each, an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Custodian, Seller, Seller's Designee or the Buyer, respectively, and the specimen signature for each such Authorized Representative of the Custodian, Seller, Seller's Designee or the Buyer initially authorized hereunder is set forth on Exhibits 3, 4, 5, and 6, respectively. From time to time, the Custodian, Seller and the Buyer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

Seller shall deliver or cause to be delivered to Custodian an Authorized Representatives exhibit for each subservicer designated by Seller in connection with Sections 9, 10, and 11 of this Agreement (each, a "Seller's Designee"); provided, that the Custodian shall not recognize any request from Seller's subservicer unless and until Seller has given the Custodian written notice identifying such subservicer and such Authorized Representatives exhibit is received by the Custodian. The Custodian shall be entitled to rely conclusively upon (i) written notice from Seller identifying a subservicer authorized to give instructions under Sections 9, 10 and 11 of this Agreement until receipt of written notice from Seller revoking such authority and (ii) the most recent Authorized Representatives exhibit delivered to it by a subservicer of Seller until receipt of a superseding exhibit. If the Custodian shall at any time receive conflicting instructions from Seller and a subservicer of Seller, the Custodian shall be entitled to rely on the instructions of Seller.

            Section 30. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            Section 31. Amendment; Waiver; Entire Agreement; Severability. No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement, together with the Exhibits, Appendixes, Annexes and other writings referred to herein or delivered pursuant hereto, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. If any provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

            Section 32. Consent to Jurisdiction. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY. EACH HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS IN ANY ACTION OR PROCEEDING. SELLER HEREBY SUBMITS TO, AND IRREVOCABLY WAIVES ANY OBJECTION SELLER MAY HAVE TO, NON-EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS.

            Section 33. Confidentiality. Custodian hereby acknowledges and agrees that (i) all written or computer-readable information provided by Buyer or Seller regarding (a) Buyer or Seller, or (b) the Mortgage Loans, as set forth on the related Mortgage Loan Schedule, and (ii) the terms of this Agreement and the Repurchase Agreement (the "Confidential Information"), shall be kept confidential and shall not be divulged to any Person other than the parties hereto without Buyer's and Seller's prior written consent except to the extent that (i) Custodian reasonably deems necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, (ii) any portion of the Confidential Information is in the public domain other than due to a breach of this covenant by Custodian or any disclosure authorized by this Agreement or (iii) to the extent that Custodian is required to disclose Confidential Information pursuant to the requirements of any legal proceeding, Custodian shall notify the Buyer and the related Seller within one Business Day of its knowledge of such legally required disclosure (unless such legally required disclosure is pursuant to a grand jury subpoena or disclosure of such request is otherwise prohibited by law) so that the Buyer or Seller may seek an appropriate protective order and/or waive Custodian's compliance with this Agreement. Notice shall be both by telephone and in writing. In the absence of a protective order or waiver, Custodian may disclose the relevant Confidential Information if (i) in the written opinion of its counsel, failure to disclose such Confidential Information would subject Custodian to liability for contempt, censure or other legal penalty or liability or (ii) Custodian has not received such protective order or waiver by the time that it is obligated to comply with such legal proceeding requirement.

            IN WITNESS WHEREOF, the Seller, Buyer and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                       BARCLAYS BANK PLC, as Buyer

                                       By:    /s/ Jay Kim
                                          --------------------------------------
                                          Name:   Jay Kim
                                          Title:  Managing Director


                                       AMERICAN HOME MORTGAGE
                                          ACCEPTANCE, INC., as Seller


                                       By:    /s/ Alan B. Horn
                                          --------------------------------------
                                          Name:   Alan B. Horn
                                          Title:  Executive Vice President,
                                                  General Counsel & Secretary


                                       DEUTSCHE BANK NATIONAL TRUST
                                          COMPANY, as Custodian


                                       By:    /s/ Norma L. Catone
                                          --------------------------------------
                                          Name:   Norma L. Catone
                                          Title:  Vice President


                                       By:    /s/ Angel Sanchez
                                          --------------------------------------
                                          Name:   Angel Sanchez
                                          Title:  Authorized Signer

Acknowledged and Agreed:

American Home Mortgage Investment Corp., as Guarantor

By:    /s/ Alan B. Horn
   -------------------------------------
Name:  Alan B. Horn
Title:  Executive Vice President,
        General Counsel & Secretary

                                   APPENDIX A

                             ADDITIONAL DEFINITIONS

            In addition to the Definitions set forth in Section 1, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Mortgage Loan File: With respect to each Mortgage Loan, the following original documents constituting an original Mortgage Loan File:

            (a) the original Mortgage Note bearing all intervening endorsements (or allonges), endorsed "Pay to the order of ___________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[the Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]");

            (b) the original of any guarantee executed in connection with the Mortgage Note (if any);

            (c) the original Mortgage with evidence of recording thereon or a copy certified by Seller, its agent or the title company on behalf of Seller that have been sent for recording;

            (d) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon or copies certified by Seller, its agent or the title company on behalf of Seller to have been sent for recording, if any;

            (e) Except with respect to Mortgage Loans registered on MERS, the original assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the last endorsee thereof (in the event that the Mortgage Loan was acquired by the last endorsee in a merger, the signature must be in the following form:
      "[the last endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form:
      "[the last endorsee], formerly known as [previous name]");

            (f) the originals of all intervening assignments of mortgage with evidence of recording thereon or copies certified by Seller to have been sent for recording (intervening assignments shall not be required for any Mortgage that has been originated in the name of MERS and registered under the MERS System), if any;

            (g) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage (if any);


                                  Appendix A-1

            (h) the original mortgagee policy of title insurance, to the extent delivered; and

            (i) the original power of attorney, if any, or a copy thereof certified by Seller to have been sent for recording, for any document described above.


                                  Appendix A-2